UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street
Minneapolis, MN 55431

(Address of principal executive offices) (Zip Code)

(952) 887-3131

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events and Regulation FD Disclosure

        On August 14, 2014, Donaldson Company, Inc. (the “Company”) announced that its wholly-owned subsidiary, Donaldson Europe BVBA – UAE Branch, has entered into an agreement to acquire Northern Technical L.L.C., a manufacturer of gas turbine inlet air filtration systems and replacement filters. The acquisition is expected to close in September, subject to normal closing conditions. Other terms of the acquisition were not disclosed.

        A copy of the press release that discusses these matters if filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01.   Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Press Release dated August 14, 2014 announcing the Company’s acquisition of Northern Technical L.L.C.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 15, 2014

DONALDSON COMPANY, INC.

By:	/s/ Amy C. Becker
	Name:	Amy C. Becker
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 14, 2014 announcing the Company’s acquisition of Northern Technical L.L.C.